Intangible assets, net	12 Months Ended
Dec. 31, 2024
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible assets, net

Note 9 — Intangible assets, net

The Company’s intangible assets with definite useful lives primarily consist of copyrights, non-compete agreements and technology know-hows. The following table summarizes acquired intangible asset balances as of:

	December 31, 2023	December 31, 2024	December 31, 2024
	RMB	RMB	USD
Non-compete agreements	5,886,401	-	-
Subtotal	5,886,401	-	-
Less: accumulated amortization	(5,886,401)	-	-
Intangible assets, net*	-	-	-

*	The Company performed annual impairment analysis as of December 31, 2023 and concluded the carrying value exceeds the fair value, which resulted in the nil balance of intangible assets, net.

Amortization expense for the years ended December 31, 2023 and 2024 amounted to RMB 5,886,401 and nil, respectively.